As filed with the Securities and Exchange Commission on August 9, 2002
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                                         43-1878297
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
                    (Address of Principal Executive Offices)

                      MONSANTO SAVINGS AND INVESTMENT PLAN
                            (Full Title of the Plan)

                             CHARLES W. BURSON, ESQ.
             EXECUTIVE VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                MONSANTO COMPANY
                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
                                 (314) 694-1000
            (Name, Address and Telephone Number of Agent for Service)
                                ----------------

                                 CALCULATION OF REGISTRATION FEE
============================  ================  ===================  ==================  =============
                                                     Proposed         Proposed Maximum     Amount of
    Title of Securities         Amount to be     Maximum Offering    Aggregate Offering   Registration
     to be Registered          Registered (1)   Price Per Share (2)       Price               Fee
 ---------------------------  ----------------  -------------------  ------------------  -------------
Common Stock, par value
   $.01 per share (3).......  8,000,000 shares        $16.15            $129,200,000      $11,886.40
============================  ================  ===================  ==================  =============

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.
(2)  Calculated pursuant to Rule 457(h)(1) under the Securities Act of 1933.
(3) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. Pursuant to Rule 457(h)(2), no separate registration fee is required with respect to the interests in the plan.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

The following documents filed with the Securities and Exchange Commission by Monsanto Company (the "Registrant") under SEC File Number 1-16167 and by the Monsanto Savings and Investment Plan (the "Plan") under SEC File Number 1-2516 are hereby incorporated by reference and made a part of this Registration
Statement:

     (a) Registrant's Annual Report on Form 10-K for the year ended December 31, 2001;

     (b) The Plan's Annual Report on Form 11-K for the period from July 1, 2001 (date of inception) to December 31, 2001;

     (c) Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002;

     (d) Registrant's Current Report on Form 8-K filed with the SEC on March 12, 2002;

     (e) Item 5 and Exhibits 99.1, 99.2 and 99.3 of Item 7(c) of Registrant's Current Report on Form 8-K filed with the SEC on July 30, 2002;

     (f) Registrant's Definitive Proxy Statement for its 2002 Annual Meeting filed with the SEC on March 25, 2002;

     (g) The description of the Registrant's common stock, which is contained in the Registration Statement on Form 8-A, dated and filed on October 10, 2000, including any amendment or report filed for the purpose of updating such description.

All documents filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (except for information furnished under Item 9 on Form 8-K, or under any other Item on Form 8-K or any other form that permits the furnishing of information pursuant to Regulation FD (or any successor thereto) without being deemed to be "filed" for purposes of the Securities Exchange Act of 1934) after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to collectively as the "Incorporated Documents"). Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors, officers, employees and agents of corporations under certain conditions and subject to certain limitations. Section 60 of the Registrant's By-Laws requires indemnification of any person made a party to any proceeding by reason of the fact that the person is or was a director or officer of the Registrant, or serving at the request of the Registrant as a director, officer or fiduciary of another enterprise, including employee benefit plans; and permits indemnification of any person made a party to any proceeding by reason of the fact that the person is or was an employee or agent of the Registrant, or was serving at the request of the Registrant as an employee or agent of another enterprise, including employee benefit plans. The By-Laws provide for certain conditions to such indemnification. Article IX of the Registrant's Restated Certificate of Incorporation eliminates the liability of directors of the Registrant under certain circumstances for breaches of fiduciary duty to the Registrant and its shareholders.

The Registrant maintains directors' and officers' liability insurance coverage.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number                              Description of Exhibit
------                              ----------------------

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1, filed August 30, 2000 (File No. 333-36956))

4.2 Amended and Restated Bylaws of the Registrant effective September 26, 2001 (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form 10-Q for the quarter ended September 30, 2001)

4.3 Form of Specimen Certificate of the Registrant's Common Stock (incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1, filed September 22, 2000 (File No. 333-36956))

4.4  Monsanto Savings and Investment Plan

5.1  *

23.1 Consent of Deloitte & Touche LLP

24.1 Power of Attorney

--------------

* The Registrant undertakes that it has submitted or will submit the Monsanto Savings and Investment Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.


ITEM 9.  UNDERTAKINGS.

(a)  The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that the undertakings set forth in paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

(b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on August 9, 2002.


                                 MONSANTO COMPANY


                                 By: /s/ Terrell K. Crews
                                     ---------------------------------
                                     Name:    Terrell K. Crews
                                     Title:   Executive Vice President
                                              Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                          Date
---------                              -----                          ----

/s/ Frank V. Atlee III          Chairman and Director            August 9, 2002
----------------------------
Frank V. Atlee III


/s/ Hendrik A. Verfaillie       President and Chief Executive    August 9, 2002
----------------------------    Officer (Principal
Hendrik A. Verfaillie           Executive Officer)


/s/ Terrell K. Crews            Executive Vice President         August 9, 2002
----------------------------    and Chief Financial Officer
Terrell K. Crews                (Principal Financial Officer)


/s/ Richard B. Clark            Vice President and Controller    August 9, 2002
----------------------------    (Principal Accounting Officer)
Richard B. Clark

/s/ Christopher J. Coughlin     Director                         August 9, 2002
----------------------------
Christopher J. Coughlin


/s/ Michael Kantor              Director                         August 9, 2002
----------------------------
Michael Kantor


/s/ Gwendolyn S. King           Director                         August 9, 2002
----------------------------
Gwendolyn S. King


/s/ Sharon R. Long              Director                         August 9, 2002
----------------------------
Sharon R. Long


/s/ Philip Needleman            Director                         August 9, 2002
----------------------------
Philip Needleman


/s/ C. Steven McMillan          Director                         August 9, 2002
----------------------------
C. Steven McMillan


/s/ William U. Parfet           Director                         August 9, 2002
----------------------------
William U. Parfet


/s/ John S. Reed                Director                         August 9, 2002
----------------------------
John S. Reed


The Plan: Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) of the Monsanto Savings and Investment Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on August 9, 2002.

                          The Monsanto Savings and Investment Plan


                          By: /s/ Wilma K. Schopp
                              -----------------------------
                              Name: Wilma K. Schopp
                              Title: Chairperson of the Monsanto Company
                                     Employee Benefits Plans Committee

                                INDEX TO EXHIBITS

Exhibit
Number                         Description of Exhibit
------                         ----------------------

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1, filed August 30, 2000 (File No. 333-36956))

4.2 Amended and Restated Bylaws of the Registrant effective September 26, 2001 (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form 10-Q for the quarter ended September 30, 2001)

4.3 Form of Specimen Certificate of the Registrant's Common Stock (incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1, filed September 22, 2000 (File No. 333-36956))

4.4  Monsanto Savings and Investment Plan

23.1 Consent of Deloitte & Touche LLP

24.1 Power of Attorney